Certification

I, Barbara Page, the principal executive and financial officer, of Westland Development Co., Inc., certify that:

1. I have reviewed this annual report on Form 10-KSB of Westland Development Co., Inc., SEC file No 0-7775;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act rules 13a-15(f) and 15d - 15(f) for the registrant and have:

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act rules 13a-15(f) and 15d - 15(f) for the registrant and have:


     a) designed such disclosure controls and procedures, or caused such disclosure control and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared:

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

     c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the registrant's board of directors:

   a) all significant deficiencies and material weaknesses inthe design or operation of internal control over financial reporting which arereasonably likely to adversely affect the registrant's ability to record,process, summarize and report financial information; and
   b) any fraud, whether or notmaterial, that involves management or other employees who have a significantrole in the registrants internal control over financial reporting.

Date:September 28, 2005
By__________________________________
Barbara Page,principal executive and financial officer
There are noother certifying officers.
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, U.S.C.
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002